UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.  20549


                                      FORM 8-K


                   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                       OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):       January 15, 2010
                                                      ____________________

Exact Name of Registrant as
  Specified in Its Charter:                  CALAMP CORP.
                                ___________________________________


          DELAWARE                        0-12182              95-3647070
 _____________________________          ____________         _____________
State or Other Jurisdiction of          Commission          I.R.S. Employer
Incorporation or Organization          File Number        Identification No.



Address of Principal Executive Offices:     1401 N. Rice Avenue
                                            Oxnard, CA 93030
                                           _________________________

Registrant's Telephone Number, Including
 Area Code:                                    (805) 987-9000
                                             _________________________

Former Name or Former Address,
 if Changed Since Last Report:                       Not applicable
                                             _____________________________


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01     Entry into a Material Definitive Agreement

     On January 15, 2010, CalAmp Corp. (the "Company") raised $3,075,000 from the second round issuance of subordinated promissory notes pursuant to a Joinder Agreement that was entered into with the six investors (the "Second Round Purchasers") listed in Schedule II of that agreement. The Joinder Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The first round issuance of subordinated notes in the aggregate principal amount of $1,925,000 occurred on December 22, 2009 pursuant to a Subordinated Note and Warrant Purchase Agreement (the "Note Purchase Agreement"), as described in a Form 8-K filed on December 29, 2009. Pursuant to the Joinder Agreement, the Second Round Purchasers became parties to the Note Purchase Agreement. The subordinated notes issued in the second round, like those issued in the first round, bear interest at 12% per annum and have a maturity date of December 22, 2012. Interest is payable semiannually on the last day of June and December, and all subordinated note principal is payable at the maturity date. Also on January 15, 2010, the Company issued a total of 307,500 common stock purchase warrants to the Second Round Purchasers at an exercise price of $4.02 per share, which is the same as the exercise price of the 192,500 warrants issued with the first round subordinated notes. The subordinated notes and warrants issued in both the first and second rounds were sold in private placement transactions, have not been registered under the Securities Act of 1933, as amended, and were not and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

     Pursuant to the Joinder Agreement, the Second Round Purchasers also became a party to a Registration Rights Agreement, dated December 22, 2009. Under this Registration Rights Agreement, if the Company registers any shares of its common stock, it will use reasonable efforts to effect the registration of the shares of common stock underlying the warrants.

     B. Riley & Co. LLC, the Company's financial advisor, will be paid a placement fee of $45,000 in connection with the issuance of subordinated notes on January 15, 2010.

     The foregoing description is qualified in its entirety by reference to the Joinder Agreement attached as Exhibit 10.1 and incorporated herein by reference. This Joinder Agreement has been included to provide investors with information regarding their terms and is not intended to provide any other factual information about the Company.


ITEM 2.03     Creation of a Direct Financial Obligation or an Obligation
               under an Off-Balance Sheet Arrangement of a Registrant

     The Company has disclosed in Item 1.01 above the information relating to the Company's direct financial obligations under the Joinder Agreement dated January 15, 2010.


ITEM 3.02     Unregistered Sales of Equity Securities

      On January 15, 2010, the Company issued warrants to purchase shares of the Company's common stock. The information set forth in Item 1.01 above with respect to the warrants and the shares of common stock issuable upon exercise thereof is incorporated by reference in this Item 3.02.

      The Company issued these securities in reliance upon an exemption from registration under Rule 506 of Regulation D or Section 4(2) of the Securities Act of 1933, as amended. The Company agreed that if it registers any shares of its common stock, it will use commercially reasonable efforts to effect the registration of the shares of common stock underlying the warrants.


ITEM 9.01     Financial Statements and Exhibits

(c)  Exhibits

     10.1 Joinder Agreement dated January 15, 2010 between CalAmp Corp. and six investors.



                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CALAMP CORP.


    January 19, 2010             By:   /s/ Richard K. Vitelle
    _________________                  _________________________
          Date                          Richard K. Vitelle,
                                        Vice President-Finance
                                        (Principal Financial Office)